                                                                  Exhibit 10.2
                                  SECOND AMENDMENT


          SECOND AMENDMENT, dated as of May 15, 2000 (this "AMENDMENT"), to the Credit Agreement, dated as of June 16, 1999 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among MCII Holdings, Inc., formerly known as Motor Coach Industries International, Inc., a Delaware corporation (the "PARENT"), Motor Coach Industries International Inc., formerly known as Transportation Manufacturing Operations, Inc. (the "BORROWER"), the several banks and other financial institutions or entities from time to time parties thereto (the "LENDERS"), The Bank of Nova Scotia, as Syndication Agent (in such capacity, the "SYNDICATION AGENT"), General Electric Capital Corporation, as Documentation Agent (in such capacity, the "DOCUMENTATION AGENT"), and Canadian Imperial Bank of Commerce ("CIBC"), as administrative agent.

                                W I T N E S S E T H:

          WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower; and

          WHEREAS, the Borrower has requested, and, upon this Amendment becoming effective, the Lenders shall have agreed, that certain provisions of the Credit Agreement be amended in the manner provided for in this Amendment.

          NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the premises and mutual agreements contained herein, the parties hereto hereby agree as follows:

          I. DEFINITIONS. Unless otherwise defined herein, terms defined in the Credit Agreement shall be used as so defined.

          II.  AMENDMENTS TO THE CREDIT AGREEMENT.

               1.   AMENDMENTS TO SECTION 1.1 OF THE CREDIT AGREEMENT: Section
1.1 of the Credit Agreement is hereby amended by deleting therefrom the existing definitions of "Consolidated Interest Expense," and "L/C Commitment" in their entireties and by substituting, in lieu thereof, the following:

          "CONSOLIDATED INTEREST EXPENSE": for any period, total cash interest expense (including that attributable to Capital Lease Obligations) of the Borrower and its Subsidiaries for such period with respect to all outstanding Indebtedness of the Borrower and its Subsidiaries (including, without limitation, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing and net costs under Interest Rate Protection Agreements to the extent such net costs are allocable to such period in accordance with GAAP), minus net payments received during such period under Interest Rate Protection Agreements and minus interest income, PROVIDED, that, in computing Consolidated Interest Expense, the aggregate outstanding principal amount of (a)
     Loans on each day during the period from June 16, 1999 through the date upon which the Second Amendment to this Agreement shall become effective shall be deemed to have been reduced by $50,000,000 (but in no event to an amount less than zero) and (b) Loans on each day during the period from June 16, 1999 through the closing date of the transaction pursuant to which the Securitization L/C shall be issued shall be deemed to have been reduced by an amount equal to the aggregate amount of the Loans repaid on such closing date (but in no event to an amount less than zero).

          "L/C COMMITMENT": at any time, an amount equal to the lesser of (a) $120,000,000 or (b) the aggregate amount of the Revolving Commitments then in effect.


               2.   AMENDMENTS TO DEFINITIONS OF CERTAIN RATIOS.  Clause
(a)(i)(y) of the definition of "Consolidated Senior Leverage Ratio" and clause
(a)(ii) of the definition of "Consolidated Total Leverage Ratio" are each hereby amended by deleting such clauses in their entireties and by substituting, in lieu thereof, the following:

     The average daily principal amount of the Revolving Extensions of Credit (other than Letters of Credit backing obligations which do not constitute Indebtedness) outstanding during the period of four fiscal quarters ending on such day (or, if shorter, the period ending on such day and beginning on the date upon which the Second Amendment to this Agreement shall become effective).

               3. AMENDMENT TO SECTION 6.1: Section 6.1 of the Credit Agreement is hereby amended adding thereto the following subsection (c):

          "(c) as soon as available, but in any event not later than 30 days after the end of each month of each fiscal year of the Borrower (other than the third, sixth, ninth and twelfth such months), the unaudited consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of month and the related unaudited consolidated statements of income and of cash flows for such month and the portion of the fiscal year through the end of such month, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments)."

               4. AMENDMENT TO SECTION 7.1: Section 7.1 of the Credit Agreement is hereby amended by deleting said Section in its entirety and substituting, in lieu thereof, the following:

          "7.1  FINANCIAL CONDITION COVENANTS.

               (a) CONSOLIDATED TOTAL LEVERAGE RATIO. Permit the Consolidated Total Leverage Ratio as at the last day of any period of four consecutive fiscal quarters of the

     Borrower (or, if less, the number of full fiscal quarters subsequent to the Closing Date) ending during any period set forth below to exceed the ratio set forth below opposite such period:


                                                    Consolidated Total
                   Period                             Leverage Ratio
                   ------                             --------------
     September 30, 1999 through December 31, 1999      5.25 to 1.0
     January 1, 2000 through March 31, 2000            5.60 to 1.0
     April 1, 2000 through June 30, 2000               6.25 to 1.0
     July 1, 2000 through September 30, 2000           5.85 to 1.0
     October 1, 2000 through December 31, 2000         5.25 to 1.0
     March 31, 2001 through September 30, 2001         5.00 to 1.0
     December 31, 2001 through September 30, 2002      4.75 to 1.0
     December 31, 2002 through September 30, 2003      4.50 to 1.0
     December 31, 2003 through June 30, 2004           4.25 to 1.0
     September 30, 2004 and thereafter                 4.00 to 1.0;

     PROVIDED, that for the purposes of determining the ratio described above, for the fiscal quarters of the Borrower ending prior to the Closing Date Consolidated EBITDA shall be as set forth on Schedule 1.1C.

               (b) CONSOLIDATED SENIOR LEVERAGE RATIO. Permit the Consolidated Senior Leverage Ratio as at the last day of any period of four consecutive fiscal quarters of the Borrower (or, if less, the number of full fiscal quarters subsequent to the Closing Date) ending during any period set forth below to exceed the ratio set forth below opposite such period:


                                                   Consolidated Senior
                   Period                             Leverage Ratio
                   ------                             --------------
     September 30, 1999 through December 31, 1999      3.50 to 1.0
     January 1, 2000 through March 31, 2000            4.00 to 1.0
     April 1, 2000 through June 30, 2000               4.50 to 1.0
     July 1, 2000 through September 30, 2000           4.00 to 1.0
     October 1, 2000 through December 31, 2000         3.50 to 1.0
     March 31, 2001 through September 30, 2002         3.25 to 1.0
     December 31, 2002 through September 30, 2003      3.00 to 1.0
     December 31, 2003 through September 30, 2004      2.75 to 1.0
     December 31, 2004 and thereafter                  2.50 to 1.0;

     PROVIDED, that for the purposes of determining the ratio described above, for the fiscal quarters of the Borrower ending prior to the Closing Date Consolidated EBITDA shall be as set forth on Schedule 1.1C.

               (c) CONSOLIDATED INTEREST COVERAGE RATIO. Permit the Consolidated Interest Coverage Ratio for any period of four consecutive fiscal quarters of the Borrower (or, if less, the number of full fiscal quarters subsequent to the Closing Date) ending during any period set forth below to be less than the ratio set forth below opposite such period:


                                                  Consolidated Interest
                  Period                              Coverage Ratio
                  ------                              --------------
     September 30, 1999 through March 31, 2000         1.90 to 1.0
     April 1, 2000 through June 30, 2000               1.50 to 1.0
     July 1, 2000 through September 30, 2000           1.65 to 1.0
     October 1, 2000 through December 31, 2000         1.80 to 1.0
     January 1, 2001 through September 30, 2001        2.15 to 1.0
     December 31, 2001 through September 30, 2002      2.25 to 1.0
     December 31, 2002 through September 30, 2003      2.35 to 1.0
     December 31, 2003 and thereafter                  2.50 to 1.0;

     PROVIDED, that for the purposes of determining the ratio described above, for the fiscal quarters of the Borrower ending prior to the Closing Date Consolidated EBITDA and Consolidated Interest Expense shall be as set forth on Schedule 1.1C.

               (d) CONSOLIDATED FIXED CHARGE COVERAGE RATIO. Permit the Consolidated Fixed Charge Coverage Ratio for any period of four consecutive fiscal quarters of the Borrower (or, if less, the number of full fiscal quarters subsequent to the Closing Date) ending during any period set forth below to be less than the ratio set forth below opposite such period:


                                                    Consolidated Fixed
                    Period                        Charge Coverage Ratio
                    ------                        ---------------------
     September 30, 1999 through March 31, 2000         1.10 to 1.0
     April 1, 2000 through December 31, 2000           1.00 to 1.0
     March 31, 2001 through September 30, 2002         1.15 to 1.0
     December 31, 2002 through June 30, 2003           1.30 to 1.0
     September 30, 2003 and thereafter                 1.50 to 1.0;

     PROVIDED, that for the purposes of determining the ratio described above, for the fiscal quarters of the Borrower ending prior to the Closing Date Consolidated EBITDA, Consolidated Fixed Charges and Capital Expenditures shall be as set forth on Schedule 1.1C."

               5. AMENDMENT TO SECTION 11.6(c): Section 11.6(c) of the Credit Agreement is hereby amended by inserting at the end of the fourth line thereof after the first appearance of the term "Administrative Agent" the following:

     "and, in the case of a transfer by any Revolving Lender of all or any part of its Revolving Commitment to a Person other than another Lender, an affiliate thereof or any Related Fund thereof, CIBC and, so long as the Securitization L/C shall be outstanding, The Bank of Nova Scotia"

               6. AMENDMENT TO SCHEDULE 1.1A. Schedule 1.1A to the Credit Agreement is hereby amended to read as set forth on Schedule 1.1A hereto.

               7. FURTHER INCREASES IN REVOLVING COMMITMENTS. The Lenders agree that, to the extent that the aggregate amount by which the Revolving Commitments are increased pursuant to Section II.6 of this Amendment is less than $60,000,000, the Revolving Commitments may be increased by one or more of the Lenders or, with the consent of the Borrower and the Administrative Agent and, in the case of a new Revolving Commitment, CIBC and, so long as the Securitization L/C shall be outstanding, The Bank of Nova Scotia (which, in each case, will not be unreasonably withheld or delayed), by any other Person, on one or more dates subsequent to the date upon which this Amendment shall become effective by an aggregate amount not in excess of such difference. Each such increase shall be effected pursuant to a supplement to the Credit Agreement setting forth the amount of such increase that shall be executed and delivered by the Borrower, the Administrative Agent and the Person and the Commitment of which shall be so increased. On the date upon which any such increase in the Revolving Commitments shall become effective, the Borrower shall prepay all then outstanding Revolving Loans and reborrow such amount of Revolving Loans as it shall then require on a PRO RATA basis among the Revolving Lenders based upon the respective amounts of their Revolving Commitments after giving effect to this Amendment and all such supplements.

          III. CONDITIONS TO EFFECTIVENESS; REBORROWING OF REVOLVING LOANS. (a) This Second Amendment will become effective upon satisfaction of the following conditions precedent (but in no event later than May 16, 2000):

          (i) the Administrative Agent shall have received copies of this Amendment executed and delivered by the Borrower, each Guarantor, and the Required Lenders (including each Lender whose Commitment is increased pursuant to Section II.5 of this Amendment);

          (ii) the Administrative Agent shall have received evidence, in form and substance satisfactory to it, that the Borrower shall have received subsequent to May 5, 2000 Net Cash Proceeds from the issuance of shares of its common stock and/or from the receipt of capital contributions made to it in an aggregate amount equal to at least $50,000,000;

          (iii) the Administrative Agent shall have received, with a copy for each Lender, a certificate executed by a duly authorized officer of the Borrower attaching thereto a copy of the resolutions of the Board of Directors of the Borrower authorizing the execution and delivery of this Amendment and the performance of the Credit Agreement as amended hereby; and

          (iv) the Administrative Agent shall have received, with a copy for each Lender, a legal opinion of Skadden, Arps, Meagher & Flom LLP in form and substance satisfactory to the Administrative Agent.

               (b) On the effective date of this Amendment, the Borrower shall prepay all then outstanding Revolving Loans and reborrow such amount of Revolving Loans as it shall then require on a PRO RATA basis among the Lenders based upon the respective amounts of their Revolving Commitments in effect after giving effect to the effectiveness of this Amendment.

          IV.  GENERAL

               1. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to each Lender that as of the effective date of this Second Amendment
(a) this Second Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, fraudulent conveyances, reorganization, moratorium or similar laws affecting creditors' rights generally, by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and by an implied covenant of good faith and fair dealing, (b) the representations and warranties made by the Loan Parties in the Loan Documents are true and correct in all material respects on and as of the date hereof (except to the extent that such representations and warranties are expressly stated to relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date) and (c) no Default or Event of Default shall have occurred and be continuing.

               2. CONTINUING EFFECT. Except as expressly waived or amended hereby, the Credit Agreement shall continue to be and shall remain in full force and effect in accordance with its terms.

               3. GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

               4. COUNTERPARTS. This Second Amendment may be executed by the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

               5. PAYMENT OF EXPENSES. The Borrower agrees to pay and reimburse the Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Second Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Agent.

          IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their properly and duly authorized officers as of the day and year first above written.

                                        MCII HOLDINGS, INC.


                                        By: /s/ Horst O. Sieben
                                           -------------------------
                                        Title: Chief Financial Officer


                                        MOTOR COACH INDUSTRIES
                                        INTERNATIONAL, INC.


                                        By: /s/ Horst O. Sieben
                                           -------------------------
                                        Title: Chief Financial Officer

                                        BUS LEASE, INC.


                                        By:  /s/ Horst O. Sieben
                                            --------------------------
                                            Name:   Horst O. Sieben
                                            Title:  Chief Financial Officer

                                        HAUSMAN BUS SALES, INC.


                                        By:  /s/ Horst O. Sieben
                                            --------------------------
                                            Name:   Horst O. Sieben
                                            Title:  Chief Financial Officer

                                        MOTOR COACH INDUSTRIES, INC.


                                        By:  /s/ Horst O. Sieben
                                            --------------------------
                                            Name:   Horst O. Sieben
                                            Title:  Chief Financial Officer

                                        UNIVERSAL COACH PARTS, INC.

                                        By:  /s/ Horst O. Sieben
                                            --------------------------
                                            Name:   Horst O. Sieben
                                            Title:  Chief Financial Officer

                                        TRANSIT BUS INTERNATIONAL, INC.


                                        By:  /s/ Horst O. Sieben
                                            --------------------------
                                            Name:   Horst O. Sieben
                                            Title:  Chief Financial Officer

                                        MCII FINANCIAL SERVICES II, INC.


                                        By:  /s/ Horst O. Sieben
                                            --------------------------
                                            Name:   Horst O. Sieben
                                            Title:  Chief Financial Officer

                                        CANADIAN IMPERIAL BANK OF COMMERCE,
                                        as Administrative Agent and
                                        as a Lender


                                        By:  /s/ Lindsay Gordon
                                             --------------------------
                                             Name:   Lindsay Gordon
                                             Title:  Executive Director

                                        BANK OF NOVA SCOTIA


                                        By:  /s/ F.C.H. Ashby
                                             ----------------------------
                                             Name:   F.C.H. Ashby
                                             Title:  Senior Manager Loan
                                                     Operations

                                        GENERAL ELECTRIC CAPITAL CORPORATION



                                        By:  /s/ Woodrow Broadus
                                             ---------------------------------
                                             Name:   Woodrow Broadus
                                             Title:  Duly Authorized Signatory

                                        VAN KAMPEN CLO I, LIMITED



                                        By:  /s/ Darvin D. Pierce
                                             ------------------------------
                                             Name:   Darvin D. Pierce
                                             Title:  Vice President

                                        VAN KAMPEN PRIME RATE INCOME TRUST



                                        By:  /s/ Darvin D. Pierce
                                             ---------------------------
                                             Name:   Darvin D. Pierce
                                             Title:  Vice President

                                        VAN KAMPEN SENIOR FLOATING RATE FUND



                                        By:  /s/ Darvin D. Pierce
                                             ---------------------------
                                             Name:   Darvin D. Pierce
                                             Title:  Vice President

                                        VAN KAMPEN CLO II, LIMITED



                                        By:  /s/ Darvin D. Pierce
                                             ----------------------------
                                             Name:   Darvin D. Pierce
                                             Title:  Vice President

                                        BANK AUSTRIA CREDITANSTALT CORPORATE
                                        FINANCE



                                        By:  /s/ David M. Harnisch
                                             ------------------------------
                                             Name:   David M. Harnisch
                                             Title:  VP & Team Leader,
                                                     Corporate Finance

                                        FIRST UNION NATIONAL BANK



                                        By:  /s/ Gerald P. Hullinger
                                             -----------------------------
                                             Name:   Gerald P. Hullinger
                                             Title:  Vice President

                                        KEMPER FLOATING RATE FUND



                                        By:  /s/ Kelly D. Babson
                                             -------------------------
                                             Name:   Kelly D. Babson
                                             Title:  Vice President

                                        MASSMUTUAL HIGH YIELD PARTNERS II LLC



                                        By:  /s/ Wallace G. Rodger
                                             --------------------------------
                                             Name:   Wallace G. Rodger
                                             Title:  Assistant Secretary &
                                                     Vice President

                                        SAAR HOLDINGS CDO, LIMITED
                                        By:  Massachusetts Mutual Life
                                             Insurance Company



                                        By:  /s/ Steven J. Katz
                                             ----------------------------------
                                             Name:   Steven J. Katz
                                             Title:  Second Vice President &
                                                     Associate General Counsel

                                        PERSEUS CDO I, LIMITED
                                        By:  Massachusetts Mutual Life Insurance
                                             Company, as Collateral Manager



                                        By:  /s/ Steven J. Katz
                                             ------------------------------
                                             Name:   Steven J. Katz
                                             Title:  Second Vice President &
                                                     Associate General Counsel

                                        SIMSBURY CLO, LIMITED
                                        By:  Massachusetts Mutual Life Insurance
                                             Company, as Collateral Manager



                                        By:  /s/ Steven J. Katz
                                             ------------------------------
                                             Name:   Steven J. Katz
                                             Title:  Second Vice President &
                                                     Associate General Counsel

                                        OPPENHEIMER SENIOR FLOATING RATE FUND



                                        By:  /s/ Scott Farrar
                                             ---------------------------
                                             Name:   Scott Farrar
                                             Title:  Vice President

                                        SAWGRASS TRADING LLC



                                        By:  /s/ Ashley R. Hamilton
                                             ---------------------------------
                                             Name:   Ashley R. Hamilton
                                             Title:  Assistant Vice President

                                        SRF TRADING, INC.




                                        By:  /s/ Ashley R. Hamilton
                                             ---------------------------------
                                             Name:   Ashley R. Hamilton
                                             Title:  Assistant Vice President

                                        PPM SPYGLASS FUNDING TRUST




                                        By:  /s/ Ashley R. Hamilton
                                             --------------------------------
                                             Name:   Ashley R. Hamilton
                                             Title:  Assistant Vice President

                                        OLYMPIC FUNDING TRUST SERIES 1999-1




                                        By:  /s/ Ashley R. Hamilton
                                             --------------------------------
                                             Name:   Ashley R. Hamilton
                                             Title:  Assistant Vice President

                                        THE TORONTO-DOMINION (NEW YORK), INC.




                                        By:  /s/ Jorge A. Garcia
                                             ----------------------------
                                             Name:   Jorge A. Garcia
                                             Title:  Vice President

                                        PILGRIM AMERICA HIGH INCOME
                                        INVESTMENTS, LTD.
                                        By: Pilgrim Investments, Inc.,
                                            as its investment manager



                                        By:  /s/ Michel Prince
                                             ----------------------------------
                                             Name:   Michel Prince
                                             Title:  Vice President

                                      EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
                                      By:  Eaton Vance Management,
                                           as Investment Advisor



                                      By:  /s/ Payson F. Swaffield
                                           -------------------------------------
                                           Name:   Payson F. Swaffield
                                           Title:  Vice President

                                        EATON VANCE SENIOR INCOME TRUST
                                        By:  Eaton Vance Management,
                                             as Investment Advisor



                                        By:  /s/ Payson F. Swaffield
                                             ----------------------------------
                                             Name:   Payson F. Swaffield
                                             Title:  Vice President

                                        SENIOR DEBT PORTFOLIO
                                        By:  Boston Management and Research,
                                             as Investment Advisor


                                        By:  /s/ Payson F. Swaffield
                                             ----------------------------------
                                             Name:   Payson F. Swaffield
                                             Title:  Vice President

                                        CARAVELLE INVESTMENT FUND LLC


                                        By:  /s/ Dean Criares
                                             ----------------------------------
                                             Name:   Dean Criares
                                             Title:  Managing Director

                                        ROYAL BANK OF CANADA




                                        By:  /s/ Sheryl L. Greenberg
                                             ----------------------------------
                                             Name:   Sheryl L. Greenberg
                                             Title:  Senior Manager

                                        THE FUJI BANK LIMITED



                                        By:  /s/ James Fayen
                                             ----------------------------------
                                             Name:   James Fayen
                                             Title:  Senior VP & Senior Team
                                                     Leader

                                        BAYERISCHE HYPO-UND VEREINSBANK AG



                                        By:  /s/ Timothy L. Harrod
                                             ----------------------------------
                                             Name:   Timothy L. Harrod
                                             Title:  Director


                                        By:  /s/ Steven Simons
                                             ----------------------------------
                                             Name:   Steven Simons
                                             Title:  Associate Director

                                        LASALLE BANK NA



                                        By:  /s/ Lisa Hopkins
                                             ----------------------------------
                                             Name:   Lisa Hopkins
                                             Title:  Corporate Banking Officer

                                        SUMMIT BANK

                                        By:  /s/ James E. Cheatham
                                             ----------------------------------
                                             Name:   James E. Cheatham
                                             Title:  VP - Director

                                        MOUNTAIN CLO TRUST


                                        By:  /s/ Hiroshi Nagamine
                                             ----------------------------------
                                             Name:   Hiroshi Nagamine
                                             Title:  Authorized Signatory

                                        STEIN ROE FLOATING RATE LIMITED
                                        LIABILITY COMPANY



                                        By:  /s/ James R. Fellows
                                             ----------------------------------
                                             Name:   James R. Fellows
                                             Title:  Vice President

                                       MERRILL LYNCH PRIME RATE PORTFOLIO
                                       By: Merrill Lynch Asset Management, L.P.,
                                           as Investment Advisor


                                       By:  /s/ Joseph P. Matteo
                                             ----------------------------------
                                             Name:   Joseph P. Matteo
                                             Title:  Authorized Signatory


                                       MERRILL LYNCH SENIOR FLOATING RATE
                                       FUND, INC.


                                       By:  /s/ Joseph P. Matteo
                                            ----------------------------------
                                            Name:   Joseph P. Matteo
                                            Title:  Authorized Signatory

                                        IKB DEUTSCHE INDUSTIEBANK AG LUXEMBOURG
                                        BRANCH




                                        By:  /s/ Edwin Brecht
                                             ----------------------------------
                                             Name:   Edwin Brecht
                                             Title:  Executive Director


                                        By:  /s/ Ana Maria Bohorquez
                                             ----------------------------------
                                             Name:   Ana Maria Bohorquez
                                             Title:  Manager

                                        GALAXY CLO 1999-1, LTD.
                                        By: SAI Investment Advisors, Inc.,
                                            its Collateral Manager




                                        By:  /s/ John G. Lapham
                                             ----------------------------------
                                             Name:   John G. Lapham
                                             Title:  Vice President

                                        J.H. WHITNEY MARKET VALUE FUND LP




                                        By:  /s/ Daniel J. O'Brien
                                             ----------------------------------
                                             Name:   Daniel J. O'Brien
                                             Title:  Director

                                        PACIFICA PARTNERS I, L.P.
                                        By: Imperial Credit Asset Management
                                        As its Investment Manager




                                        By:  /s/ Tom Colwell
                                             ----------------------------------
                                             Name:   Tom Colwell
                                             Title:  Vice President

                                        HARCH CLO I LTD.




                                        By: /s/ Michael E. Lewitt
                                            ------------------------------------
                                            Name:    Michael E. Lewitt
                                            Title:   Authorized Signatory

                                        BAVARIA TRR CORPORATION




                                        By:  /s/ Lori Rezza
                                             ----------------------------------
                                             Name:   Lori Rezza
                                             Title:  Vice President

                                        GENERAL ELECTRIC CAPITAL CORPORATION,
                                        as Documentation Agent and as a Lender




                                        By:  /s/ Woodrow Broadus J.
                                             ----------------------------------
                                             Name:   Woodrow Broadus J.
                                             Title:  Duly Authorized Signatory

                                        KZH SHOSHONE LLC




                                        By:  /s/ Peter Chin
                                             ----------------------------------
                                             Name:   Peter Chin
                                             Title:  Authorized Agent

                                        KZH RIVERSIDE LLC




                                        By:  /s/ Peter Chin
                                             ----------------------------------
                                             Name:   Peter Chin
                                             Title:  Authorized Agent

                                        SEQUILS - PILGRIM I, LTD.
                                        By: Pilgrim Investments, Inc.
                                            as its investment manager



                                        By:  /s/ Michel Prince
                                             ----------------------------------
                                             Name:   Michel Prince
                                             Title:  Vice President